SUMMARY PROSPECTUS OF

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MUTUAL OF AMERICA INVESTMENT CORPORATION

MID-CAP EQUITY INDEX FUND

MAY 1, 2016

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267, by sending an e-mail request to mutualofamerica@rrd.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2016, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Other Expenses	0.09%

Total Annual Fund Operating Expenses	0.17%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$219

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 21.67% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P MidCap 400® Index to invest available cash in an attempt to efficiently and cost effectively keep the Fund fully invested on a daily basis to attempt to minimize deviation from the performance of the S&P MidCap 400® Index. Under normal circumstances, at least 80%

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

of the Fund’s total assets are invested in securities included in the S&P 400® Index, which are typically companies with market capitalizations in the range of $3.0 billion to $15.0 billion.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

•	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•	Index risk: The Fund’s investment performance may not precisely duplicate the performance of the S&P MidCap 400® index due to factors such as operating and transaction costs, as well as weighting of each security in the index.

•	Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

•	Futures risk: The Fund’s investments in futures contracts may not exactly match the performance of the underlying index.

•	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a mid-capitalization stock or any stock that trades “over-the-counter,” than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Fund.

Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns.

The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.

The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown. Updated performance information is available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

Best and Worst Performing Quarters

	Quarter/Year	Total Return
Best	Third quarter 2009	19.87%
Worst	Fourth quarter 2008	(25.57)%

Average Annual Total Returns (for periods ended December 31, 2015)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Mid-Cap Equity Index Fund	(2.37)%	10.48%	7.93%
S&P MidCap 400® Index	(2.18)%	10.68%	8.18%
(Index reflects no deduction for fees and expenses)

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.

Portfolio Managers. Jamie A. Zendel, Vice President of the Adviser, has been the portfolio manager of the Fund since 2014.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the Separate Accounts, see the Separate Account prospectus.

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